                                                                  EXHIBIT 99.1

                       CERTIFICATES FOR HOME EQUITY LOANS
                                  SERIES 2001-A

             INFORMATION REGARDING INITIAL AND ADDITIONAL CONTRACTS

  Set forth below is information regarding the home equity loan contracts transferred to a trust formed in January 2001. The information below includes the initial contracts described in the prospectus supplement dated January 24, 2001 and the additional contracts transferred to the trust on the closing date. There will be no subsequent contracts transferred to the trust after January 31, 2001. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the prospectus supplement.

               Geographical Distribution of Mortgaged Properties--
                                  Group I Loans

                                                                   % of Group I
                                                                     Loans by
                                               Aggregate Principal  Outstanding
                                   Number of         Balance         Principal
                                  Loans as of   Outstanding as of  Balance as of
                                  Cut-off Date    Cut-off Date     Cut-off Date
                                  ------------ ------------------- -------------
Alabama..........................      199       $ 12,215,528.71        3.15%
Arizona..........................      176         15,505,684.66        4.00
Arkansas.........................       77          4,819,407.82        1.24
California.......................      529         50,678,365.71       13.09
Colorado.........................      111          9,262,978.31        2.39
Connecticut......................      108          7,767,665.28        2.01
Delaware.........................       10            713,926.53        0.18
District of Columbia.............        5            500,068.34        0.13
Florida..........................      289         21,214,120.76        5.48
Georgia..........................      167         12,208,580.18        3.15
Idaho............................       23          1,306,651.61        0.34
Illinois.........................      289         17,331,948.34        4.48
Indiana..........................       93          5,015,377.99        1.30
Iowa.............................       48          2,284,607.61        0.59
Kansas...........................       64          3,111,329.63        0.80
Kentucky.........................       79          4,293,342.22        1.11
Louisiana........................       94          6,555,057.94        1.69
Maine............................       10            663,218.60        0.17
Maryland.........................       49          2,795,282.51        0.72
Massachusetts....................       80          5,403,556.24        1.40
Michigan.........................      244         17,441,380.83        4.50
Minnesota........................      193         10,258,281.13        2.65
Mississippi......................       60          3,245,784.73        0.84
Missouri.........................      184          9,112,540.15        2.35
Montana..........................        2            143,700.00        0.04
Nebraska.........................       37          1,878,193.11        0.49
Nevada...........................       75          5,698,256.29        1.47
New Hampshire....................       18          1,166,770.39        0.30
New Jersey.......................       88          6,395,373.39        1.65
New Mexico.......................       22          1,838,291.92        0.47
New York.........................      204         15,900,699.54        4.11
North Carolina...................      162         10,984,818.31        2.84
North Dakota.....................       16            787,194.22        0.20
Ohio.............................      259         13,722,303.64        3.54
Oklahoma.........................       62          3,457,580.95        0.89
Oregon...........................       36          3,148,874.98        0.81
Pennsylvania.....................      321         16,544,494.34        4.27
Rhode Island.....................       22          1,037,406.26        0.27
South Carolina...................      128          9,205,469.90        2.38
South Dakota.....................       12            790,810.22        0.20
Tennessee........................      170         13,094,869.40        3.38
Texas............................      411         22,504,505.04        5.81
Utah.............................       51          3,679,239.89        0.95
Vermont..........................       10            479,835.20        0.12
Virginia.........................      109          6,767,551.89        1.75
Washington.......................      170         17,015,839.38        4.39
West Virginia....................       32          1,688,165.02        0.44
Wisconsin........................       86          5,016,505.51        1.30
Wyoming..........................        9            526,467.81        0.14
                                     -----       ---------------      ------
Total............................    5,693       $387,213,902.43      100.00%
                                     =====       ===============      ======

                       Years of Origination--Group I Loans

                           Number of                      % of Group I Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
Year of Origination         off Date  as of Cut-off Date      Cut-off Date
-------------------        ---------- ------------------- ---------------------
1986......................       3      $    132,166.11            0.03%
1987......................       1            60,030.25            0.02
1988......................       1            51,912.32            0.01
1989......................       3           272,825.58            0.07
1990......................       4           544,823.29            0.14
1991......................       1            67,292.38            0.02
1992......................       2            40,905.05            0.01
1993......................       1            26,416.97            0.01
1994......................       1            50,927.53            0.01
1995......................       3            90,503.46            0.02
1996......................       3           153,273.35            0.04
1997......................      10           387,650.87            0.10
1998......................      18           852,664.14            0.22
1999......................      42         1,642,205.97            0.42
2000......................   5,469       373,927,485.74           96.57
2001......................     131         8,912,819.42            2.30
                             -----      ---------------          ------
    Total.................   5,693      $387,213,902.43          100.00%
                             =====      ===============          ======

              Distribution of Original Loan Amounts--Group I Loans

                          Number of                      % of Group I Loans by
                            Loans    Aggregate Principal Outstanding Principal
Original Loan Amount (in  as of Cut- Balance Outstanding     Balance as of
Dollars)                   off Date  as of Cut-off Date      Cut-off Date
------------------------  ---------- ------------------- ---------------------
Less than$ 10,000.00.....       1      $      4,771.28               *%
$ 10,000.00 to
 $ 19,999.99.............     519         7,800,897.66            2.01
$ 20,000.00 to
 $ 29,999.99.............     849        20,942,148.38            5.41
$ 30,000.00 to
 $ 39,999.99.............     724        24,809,784.30            6.41
$ 40,000.00 to
 $ 49,999.99.............     650        28,961,070.47            7.48
$ 50,000.00 to
 $ 59,999.99.............     539        29,300,283.19            7.57
$ 60,000.00 to
 $ 69,999.99.............     429        27,743,404.85            7.16
$ 70,000.00 to
 $ 79,999.99.............     353        26,244,745.79            6.78
$ 80,000.00 to
 $ 89,999.99.............     291        24,478,554.36            6.32
$ 90,000.00 to
 $ 99,999.99.............     212        19,965,844.20            5.16
$100,000.00 to
 $109,999.99.............     178        18,615,924.70            4.81
$110,000.00 to
 $119,999.99.............     171        19,584,855.94            5.06
$120,000.00 to
 $129,999.99.............     121        15,045,707.75            3.89
$130,000.00 to
 $139,999.99.............     103        13,778,114.29            3.56
$140,000.00 to
 $149,999.99.............      94        13,561,019.51            3.50
$150,000.00 to
 $159,999.99.............      74        11,360,838.51            2.93
$160,000.00 to
 $169,999.99.............      64        10,519,785.83            2.72
$170,000.00 to
 $179,999.99.............      38         6,608,194.42            1.71
$180,000.00 to
 $189,999.99.............      40         7,340,698.19            1.90
$190,000.00 to
 $199,999.99.............      25         4,821,254.01            1.25
$200,000.00 to
 $209,999.99.............      31         6,339,438.18            1.64
$210,000.00 to
 $219,999.99.............      25         5,337,258.69            1.38
$220,000.00 to
 $229,999.99.............      26         5,832,217.29            1.51
$230,000.00 to
 $239,999.99.............      21         4,899,193.24            1.27
$240,000.00 to
 $249,999.99.............      11         2,685,476.35            0.69
$250,000.00 to
 $259,999.99.............      16         4,047,090.33            1.05
$260,000.00 to
 $269,999.99.............      17         4,389,163.96            1.13
$270,000.00 to
 $279,999.99.............       9         2,465,328.39            0.64
$280,000.00 to
 $289,999.99.............      12         3,419,776.68            0.88
$290,000.00 to
 $299,999.99.............      12         3,545,965.21            0.92
$300,000.00 to
 $309,999.99.............       4         1,213,000.00            0.31
$310,000.00 to
 $319,999.99.............       9         2,823,163.78            0.73
$320,000.00 to
 $329,999.99.............       3           974,803.93            0.25
$330,000.00 to
 $339,999.99.............       6         1,996,780.42            0.52
$340,000.00 to
 $349,999.99.............       3         1,026,937.96            0.27
Greater than or equal to
$350,000.00..............      13         4,730,410.39            1.22
                            -----      ---------------          ------
    Total................   5,693      $387,213,902.43          100.00%
                            =====      ===============          ======

--------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the group I loans as of the Cut-off Date.

                            Loan Rates--Group I Loans

                             Number of
                               Loans                       % of Group I Loans by
                               as of   Aggregate Principal Outstanding Principal
                               Cut-    Balance Outstanding     Balance as of
Range of Loan Rates          off Date  as of Cut-off Date      Cut-off Date
-------------------          --------- ------------------- ---------------------
6.000% to  6.999%...........       1     $     81,720.25            0.02%
7.000% to  7.999%...........       2           78,329.29            0.02
8.000% to  8.999%...........       7          578,746.48            0.15
9.000% to  9.999%...........      81        9,538,202.16            2.46
10.000% to 10.999%..........     176       24,094,412.52            6.22
11.000% to 11.999%..........     503       61,216,447.89           15.81
12.000% to 12.999%..........   1,226      106,537,846.32           27.51
13.000% to 13.999%..........   1,415       97,340,297.10           25.14
14.000% to 14.999%..........   1,841       71,822,987.84           18.55
15.000% to 15.999%..........     355       13,883,565.53            3.59
16.000% to 16.999%..........      42        1,119,549.12            0.29
17.000% to 17.999%..........      22          485,068.01            0.13
18.000% to 18.999%..........      14          257,520.16            0.07
19.000% to 19.999%..........       6          153,576.56            0.04
20.000% to 21.999%..........       2           25,633.20            0.01
                               -----     ---------------          ------
    Total...................   5,693     $387,213,902.43          100.00%
                               =====     ===============          ======

                   Remaining Months to Maturity--Group I Loans

                           Number of                      % of Group I Loans by
Months Remaining to          Loans    Aggregate Principal Outstanding Principal
Scheduled Maturity         as of Cut- Balance Outstanding     Balance as of
as of Cut-off Date          off Date  as of Cut-off Date      Cut-off Date
-------------------        ---------- ------------------- ---------------------
31 to 60..................      21      $    589,877.37            0.15%
61 to 90..................      27           601,749.49            0.16
91 to 120.................     261         9,629,724.60            2.49
121 to 150................      32         1,496,465.35            0.39
151 to 180................   1,089        66,474,521.22           17.17
181 to 210................      47         1,749,816.11            0.45
211 to 240................   3,153       218,173,933.12           56.34
241 to 270................       4           136,413.99            0.04
271 to 300................     573        35,354,332.59            9.13
301 to 330................       2           181,825.12            0.05
331 to 360................     484        52,825,243.47           13.64
                             -----      ---------------          ------
    Total.................   5,693      $387,213,902.43          100.00%
                             =====      ===============          ======

                          Lien Position--Group I Loans

                           Number of                      % of Group I Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
Position                    off Date  as of Cut-off Date      Cut-off Date
--------                   ---------- ------------------- ---------------------
First.....................   3,230      $293,932,618.65           75.91%
Second....................   2,411        91,295,285.07           23.58
Third.....................      52         1,985,998.71            0.51
                             -----      ---------------          ------
    Total.................   5,693      $387,213,902.43          100.00%
                             =====      ===============          ======

                   Combined Loan-to-Value Ratio--Group I Loans

                                                                    % of Group I
                               Number of   Aggregate Principal  Loans by Outstanding
                              Loans as of  Balance Outstanding   Principal Balance
Combined Loan-to-Value Ratio  Cut-off Date as of Cut-off Date   as of Cut-off Date
----------------------------  ------------ ------------------- ---------------------
  5.001% to  10.000%........         1       $     12,256.43               *%
 10.001% to  15.000%........         7            108,339.99            0.03
 15.001% to  20.000%........        11            227,192.38            0.06
 20.001% to  25.000%........         8            165,740.22            0.04
 25.001% to  30.000%........        20            620,647.17            0.16
 30.001% to  35.000%........        20            815,373.09            0.21
 35.001% to  40.000%........        25            833,883.82            0.22
 40.001% to  45.000%........        36          1,547,338.77            0.40
 45.001% to  50.000%........        39          1,807,741.19            0.47
 50.001% to  55.000%........        38          1,595,023.51            0.41
 55.001% to  60.000%........        59          3,588,376.55            0.93
 60.001% to  65.000%........        77          3,934,376.45            1.02
 65.001% to  70.000%........       131          8,372,968.66            2.16
 70.001% to  75.000%........       209         12,601,203.93            3.25
 75.001% to  80.000%........       485         31,532,685.15            8.14
 80.001% to  85.000%........       442         31,843,118.53            8.22
 85.001% to  90.000%........       939         68,634,076.50           17.73
 90.001% to  95.000%........     1,187         88,166,667.18           22.77
 95.001% to 100.000%........     1,959        130,806,892.91           33.78
                                 -----       ---------------          ------
    Total...................     5,693       $387,213,902.43          100.00%
                                 =====       ===============          ======

--------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the group I loans as of the Cut-off Date.

               Geographical Distribution of Mortgaged Properties--
                                 Group II Loans

                                                                   % of Group II
                                                                     Loans by
                                               Aggregate Principal  Outstanding
                                   Number of         Balance         Principal
                                  Loans as of   Outstanding as of  Balance as of
                                  Cut-off Date    Cut-off Date     Cut-off Date
                                  ------------ ------------------- -------------
Alabama..........................       61       $  4,438,696.82        1.69%
Arizona..........................       97          7,438,115.06        2.83
Arkansas.........................       65          4,335,259.17        1.65
California.......................      273         26,908,371.29       10.24
Colorado.........................       62          5,525,096.47        2.10
Connecticut......................       77          4,520,867.33        1.72
Delaware.........................       11            583,888.77        0.22
District of Columbia.............        6            472,972.67        0.18
Florida..........................      150         10,462,442.81        3.98
Georgia..........................      130         10,399,741.11        3.96
Idaho............................       19            906,782.44        0.35
Illinois.........................      239         16,083,879.12        6.12
Indiana..........................       66          4,236,116.27        1.61
Iowa.............................      106          6,724,961.06        2.56
Kansas...........................      137          7,473,960.85        2.84
Kentucky.........................       46          3,325,920.13        1.27
Louisiana........................       48          3,790,462.53        1.44
Maine............................        8            434,189.29        0.17
Maryland.........................       46          3,083,748.63        1.17
Massachusetts....................       36          2,465,987.11        0.94
Michigan.........................      132         10,172,541.13        3.87
Minnesota........................      122          8,884,127.13        3.38
Mississippi......................       48          2,990,403.26        1.14
Missouri.........................      128          8,304,669.53        3.16
Montana..........................        9            435,067.58        0.17
Nebraska.........................       94          5,842,433.07        2.22
Nevada...........................       56          3,114,676.96        1.19
New Hampshire....................        9            748,173.03        0.28
New Jersey.......................       53          3,029,063.65        1.15
New Mexico.......................       31          2,301,491.31        0.88
New York.........................       72          4,050,830.99        1.54
North Carolina...................       62          4,503,821.32        1.71
North Dakota.....................       11            609,081.70        0.23
Ohio.............................      162         12,335,949.04        4.69
Oklahoma.........................       69          4,284,192.33        1.63
Oregon...........................       20          2,128,374.65        0.81
Pennsylvania.....................      276         19,106,717.58        7.27
Rhode Island.....................       10            773,127.50        0.29
South Carolina...................       76          6,051,319.02        2.30
South Dakota.....................       12            836,533.23        0.32
Tennessee........................       78          6,193,687.94        2.36
Texas............................        2             46,086.02        0.02
Utah.............................       26          1,810,263.31        0.69
Vermont..........................        3             46,731.52        0.02
Virginia.........................      147          9,895,689.14        3.77
Washington.......................      114         13,140,951.96        5.00
West Virginia....................       21          1,564,357.23        0.60
Wisconsin........................       89          5,908,608.87        2.25
Wyoming..........................        3             65,585.23        0.02
                                     -----       ---------------      ------
Total............................    3,618       $262,786,014.16      100.00%
                                     =====       ===============      ======

                      Years of Origination--Group II Loans

                           Number of                      % of Group II Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
Year of Origination         off Date  as of Cut-off Date      Cut-off Date
-------------------        ---------- ------------------- ---------------------
1995......................       1      $     18,343.22            0.01%
1997......................       3            84,243.71            0.03
1998......................      20         1,017,770.39            0.39
1999......................     173        12,725,746.21            4.84
2000......................   3,421       248,939,910.63           94.73
                             -----      ---------------          ------
    Total.................   3,618      $262,786,014.16          100.00%
                             =====      ===============          ======

              Distribution of Original Loan Amounts--Group II Loans

                          Number of                      % of Group II Loans by
                            Loans    Aggregate Principal Outstanding Principal
Original Loan Amount (in  as of Cut- Balance Outstanding     Balance as of
Dollars)                   off Date  as of Cut-off Date      Cut-off Date
------------------------  ---------- ------------------- ---------------------
$ 10,000.00 to
 $ 19,999.99.............     288      $  4,361,400.39            1.66%
$ 20,000.00 to
 $ 29,999.99.............     418        10,245,404.64            3.90
$ 30,000.00 to
 $ 39,999.99.............     375        12,633,566.35            4.81
$ 40,000.00 to
 $ 49,999.99.............     302        13,432,326.67            5.11
$ 50,000.00 to
 $ 59,999.99.............     319        17,237,477.72            6.56
$ 60,000.00 to
 $ 69,999.99.............     314        20,166,017.29            7.67
$ 70,000.00 to
 $ 79,999.99.............     272        20,143,027.81            7.67
$ 80,000.00 to
 $ 89,999.99.............     259        21,671,431.47            8.25
$ 90,000.00 to
 $ 99,999.99.............     217        20,390,508.23            7.76
$100,000.00 to
 $109,999.99.............     138        14,333,589.68            5.45
$110,000.00 to
 $119,999.99.............     147        16,766,537.83            6.38
$120,000.00 to
 $129,999.99.............     115        14,007,303.21            5.33
$130,000.00 to
 $139,999.99.............     100        13,370,598.29            5.09
$140,000.00 to
 $149,999.99.............      82        11,795,008.02            4.49
$150,000.00 to
 $159,999.99.............      59         9,050,430.60            3.44
$160,000.00 to
 $169,999.99.............      48         7,809,326.14            2.97
$170,000.00 to
 $179,999.99.............      33         5,721,340.58            2.18
$180,000.00 to
 $189,999.99.............      31         5,680,886.39            2.16
$190,000.00 to
 $199,999.99.............      16         3,109,739.57            1.18
$200,000.00 to
 $209,999.99.............      16         3,232,247.51            1.23
$210,000.00 to
 $219,999.99.............      11         2,372,502.38            0.90
$220,000.00 to
 $229,999.99.............       9         2,029,165.21            0.77
$230,000.00 to
 $239,999.99.............       8         1,848,232.80            0.70
$240,000.00 to
 $249,999.99.............       9         2,193,022.64            0.83
$250,000.00 to
 $259,999.99.............       5         1,267,343.67            0.48
$260,000.00 to
 $269,999.99.............       6         1,577,466.08            0.60
$270,000.00 to
 $279,999.99.............       5         1,364,769.88            0.52
$280,000.00 to
 $289,999.99.............       2           568,483.66            0.22
$290,000.00 to
 $299,999.99.............       1           295,529.61            0.11
$300,000.00 to
 $309,999.99.............       6         1,828,825.12            0.70
$310,000.00 to
 $319,999.99.............       2           620,833.79            0.24
$320,000.00 to
 $329,999.99.............       2           642,159.45            0.24
$330,000.00 to
 $339,999.99.............       1           327,661.07            0.12
$340,000.00 to
 $349,999.99.............       1           339,360.79            0.13
Greater than or equal to
 $350,000.00.............       1           352,489.62            0.13
                            -----      ---------------          ------
    Total................   3,618      $262,786,014.16          100.00%
                            =====      ===============          ======

                           Loan Rates--Group II Loans

                            Number of
                              Loans                       % of Group II Loans by
                              as of   Aggregate Principal Outstanding Principal
                              Cut-    Balance Outstanding     Balance as of
Range of Loan Rates         off Date  as of Cut-off Date      Cut-off Date
-------------------         --------- ------------------- ---------------------
7.000% to  7.999%..........       2     $    152,150.49            0.06%
8.000% to  8.999%..........      23        3,058,960.85            1.16
9.000% to  9.999%..........      83       11,375,923.05            4.33
10.000% to 10.999%.........     212       25,632,907.19            9.75
11.000% to 11.999%.........     547       56,800,708.71           21.61
12.000% to 12.999%.........     957       85,319,491.93           32.47
13.000% to 13.999%.........     565       38,233,561.31           14.55
14.000% to 14.999%.........     592       23,410,192.05            8.91
15.000% to 15.999%.........     378       12,857,170.42            4.89
16.000% to 16.999%.........      97        2,567,321.76            0.98
17.000% to 17.999%.........      59        1,279,448.18            0.49
18.000% to 18.999%.........      51        1,041,392.47            0.40
19.000% to 19.999%.........      41          871,505.55            0.33
20.000% to 20.999%.........       9          144,922.37            0.06
21.000% to 21.999%.........       2           40,357.83            0.02
                              -----     ---------------          ------
    Total..................   3,618     $262,786,014.16          100.00%
                              =====     ===============          ======

                  Remaining Months to Maturity--Group II Loans

                           Number of                      % of Group II Loans by
Months Remaining to          Loans    Aggregate Principal Outstanding Principal
Scheduled Maturity         as of Cut- Balance Outstanding     Balance as of
as of Cut-off Date          off Date  as of Cut-off Date      Cut-off Date
-------------------        ---------- ------------------- ---------------------
31 to 60..................       7      $    270,589.57            0.10%
61 to 90..................      13           422,546.78            0.16
91 to 120.................     156         5,670,397.43            2.16
121 to 150................      13           571,693.69            0.22
151 to 180................     796        57,980,972.04           22.06
181 to 210................      19         1,048,396.23            0.40
211 to 240................   1,809       128,367,288.64           48.85
241 to 270................       6           511,086.17            0.19
271 to 300................     576        42,370,512.17           16.12
331 to 360................     223        25,572,531.44            9.73
                             -----      ---------------          ------
    Total.................   3,618      $262,786,014.16          100.00%
                             =====      ===============          ======

                          Lien Position--Group II Loans

                           Number of                      % of Group II Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
Position                    off Date  as of Cut-off Date      Cut-off Date
--------                   ---------- ------------------- ---------------------
First.....................   2,230      $213,036,598.36           81.07%
Second....................   1,351        48,839,727.84           18.59
Third.....................      37           909,687.96            0.35
                             -----      ---------------          ------
    Total.................   3,618      $262,786,014.16          100.00%
                             =====      ===============          ======

                  Combined Loan-to-Value Ratio--Group II Loans

                                                                     % of Group II Loans
                                 Number of     Aggregate Principal     by Outstanding
                                Loans as of    Balance Outstanding    Principal Balance
Combined Loan-to-Value Ratio    Cut-off Date   as of Cut-off Date     as of Cut-off Date
----------------------------    ------------   -------------------   -------------------
 95.001% to 100.000%..........         3         $     81,523.48             0.03%
100.001% to 105.000%..........     2,541          174,365,637.13            66.35
105.001% to 110.000%..........       775           66,819,082.31            25.43
110.001% to 115.000%..........       211           15,755,285.84             6.00
115.001% to 120.000%..........        71            4,625,949.20             1.76
120.001% to 125.000%..........        17            1,138,536.20             0.43
                                   -----         ---------------           ------
    Total.....................     3,618         $262,786,014.16           100.00%
                                   =====         ===============           ======